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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      December 7, 1994
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                            LOEWS CORPORATION
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            (Exact Name of Registrant as Specified in Charter)


         Delaware                   1-6541                13-2646102
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(State or Other Jurisdiction     (Commission          (IRS Employer
of Incorporation)                File Number)         Identification No.)


   667 Madison Avenue, New York, N.Y.                          10021-8087
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 (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code      (212) 545-2000
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     (Former Name or Former Address, if Changed Since Last Report)








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                           Page 1 of 2 Pages

Item 5.  Other Events.

  On December 6, 1994, CNA Financial Corporation ("CNA"), an 84% owned subsidiary of Loews Corporation, issued a press release which stated that CNA and The Continental Corporation ("Continental") signed an agreement under which CNA will acquire Continental through a cash merger for $1.1 billion. A copy of the press release is attached hereto as
Exhibit 99.01 and is incorporated herein by reference.



                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
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                                            (Registrant)





Dated: December 7, 1994                 By: /s/ Barry Hirsch
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                                            Barry Hirsch
                                            Senior Vice President

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